Dreyfus BASIC
California Municipal
Money Market

SEMIANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                           California Municipal

                                                                   Money Market

 LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC California Municipal Money Market Fund, covering the six-month period from July 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The tax-exempt money markets once again proved their worth during the second half of 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, tax-exempt money market funds generally outperformed many sectors of the U.S. stock market during the period, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2000, the fund's shares provided an annualized yield of 3.27% and, after taking into account the effects of
compounding,    the    annualized    effective    yield    was    3.32%.(1)

We attribute the fund' s performance to a relatively stable interest-rate environment through the first five months of the reporting period, followed by a period of declining interest rates in December. To respond to this changing environment, our security selection strategy emphasized a combination of variable-rate and fixed-rate securities. When rates remained stable, we emphasized variable-rate securities to give the fund flexibility to try and capture higher yields as opportunities arose. Conversely, when interest rates declined in December, we increased our allocation of fixed-rate securities in
order    to    try    and    lock    in    the    highest   possible   yields.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's average weighted maturity in anticipation of interest-rate and supply-and-demand changes in California' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the fund' s average weighted maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average weighted maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

The fund was primarily influenced by changing supply-and-demand forces in the short-term tax-exempt marketplace. Most of California' s municipalities and authorities were in good fiscal shape during the reporting period, thanks in large part to recent budget surpluses. These surpluses have reduced the need for municipalities to borrow money to cover their short-term cash flow requirements
and,    in    turn,    have    reduced    supply.

At the same time, demand for money market instruments increased dramatically when heightened stock market volatility caused some investors to seek the relatively safe haven of money market funds. When this greater demand for money market instruments was combined with decreased supply, municipal money market fund managers were presented with a serious challenge -- to find high quality municipal securities that enabled them to lock in the highest possible yields.

Seasonal changes in the tax-exempt money market arena also created supply-and-demand fluctuations during the reporting period. For example, in the fall many investors used their liquid assets to pay quarterly income tax liabilities at that time. We then responded to these changes by reducing our investments in variable-rate demand notes (" VRDNs" ) and increasing our investments in fixed-rate securities in an attempt to lock in higher rates


What is the fund's current strategy?

We have continued to position the fund to take advantage of seasonal supply-and-demand influences in the tax-exempt money markets. As demand for these securities has increased, we have attempted to maintain the flexibility we need to respond quickly to changes in the marketplace. Accordingly, as of December 31, 2000, we allocated approximately 60% of the fund to VRDNs. Municipal notes comprised 25% of the fund, with the balance of the fund's assets
invested    in    commercial    paper.

In early January, just days after the close of the reporting period, the Federal Reserve Board reduced short-term interest rates by 0.50 percentage points. While further rate cuts may be forthcoming, we believe that the money markets have already incorporated additional rate cuts into security prices. Accordingly, we plan to remain flexible so that we can make further adjustments to the fund as
they    become    necessary.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.4%                                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--97.6%

Abag Finance Authority for Nonprofit Corporations, LR

   Refunding, COP, VRDN 3.80%
   (LOC; Banque Nationale de Paris)                                                           3,000,000  (a)           3,000,000

State of California, CP 3.85%, 2/6/2001 (Liquidity

  Facility: Bayerische Landesbank, Commerzbank, Credit

  Agricole de Indosuez, Credit Locale de

  France, Landesbank Hessen, Morgan Guaranty Trust Co., State

  Street Bank and Trust Co., Toronto-Dominion Bank and

   Westdeutsche Landesbank)                                                                   4,600,000                4,600,000

California Economic Development Financing Authority, IDR

   VRDN (Lion Raisins Project) 4.20% (LOC; Bank of America)                                     800,000  (a)             800,000

California Health Facilities Financing Authority, Revenues

  VRDN (Catholic Healthcare) 3.90% (Insured; MBIA and

   SBPA; Morgan Guaranty Trust Co.)                                                             600,000  (a)             600,000

California Housing Finance Agency, Home Mortgage Housing

   Revenue 4.20%, Series Q, 1/5/2001
   (Liquidity Facility: California State Teachers Retirement
   System and Commerzbank)                                                                    1,600,000                1,600,000

California Pollution Control Financing Authority:

  PCR:

      (Chevron U.S.A. Inc. Project) 4.15%, 5/15/2001                                            700,000                  700,000

      VRDN:

         Refunding (Pacific Gas and Electric):

            4.90% (LOC; Kredietbank)                                                          7,000,000  (a)           7,000,000

            5.70% (LOC; Union Bank of Switzerland)                                            1,500,000  (a)           1,500,000

            5.80% (LOC; Bank of America)                                                      1,600,000  (a)           1,600,000

            5.85% (LOC; Morgan Guaranty Trust Co.)                                            1,400,000  (a)           1,400,000

   RRR, VRDN (Burney Forest Products Project) 4.15%

      (LOC; Fleet National Bank)                                                              5,700,000  (a)           5,700,000

   SWDR, VRDN (Western Waste Industries) 4.40%, Series A

      (LOC; Fleet National Bank)                                                              3,000,000  (a)           3,000,000

California Statewide Communities Development Authority

  Revenues, COP, VRDN (Citrus Valley Health) 4.10%

   (Insured; MBIA and SBPA; Bank of America)                                                    100,000  (a)             100,000

California Statewide Communities Development Corporation

   IDR, VRDN (Setton Properties) 5% (LOC; Wells Fargo Bank)                                     600,000  (a)             600,000

Charter Mac Low Floater Certificates Trust, VRDN 3.25%

  (Insured; MBIA and LOC: Bayerische Landesbank,

   Credit Locale de France and Toronto-Dominion Bank)                                         6,000,000  (a)           6,000,000

Eastern Municipal Water District, Water and Sewer Revenue

  Refunding, COP, VRDN 3.90% (Insured; FGIC and

   SBPA; Chase Manhattan Bank)                                                                3,000,000  (a)           3,000,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Elsinore Valley Municipal Water District, Water and Sewer

  Revenue, COP, VRDN 3.90%, Series A (Insured; FGIC and

   Liquidity Facility; FGIC)                                                                  2,000,000  (a)           2,000,000

Fremont, MFHR, VRDN (Mission) 4%, Series E

   (LOC; Bayerische Landesbank)                                                               3,060,000  (a)           3,060,000

Fresno, Sewer Revenue, Refunding, VRDN

   3.90% (Insured; FGIC and Liquidity Facility; FGIC)                                         1,500,000  (a)           1,500,000

Irvine Improvement Bond Act of 1915, VRDN:

   Assessment District Number 87-8
      3.70% (LOC; Kredietbank)                                                                4,900,000  (a)           4,900,000

   Assessment District Number 94-15
      3.70% (LOC; Canadian Imperial Bank of Commerce)                                           100,000  (a)             100,000

   Assessment District Number 97-16
      3.70% (LOC; Societe Generale)                                                           1,032,000  (a)           1,032,000

   Assessment District Number 97-17
      3.70% (LOC; Bayerische Vereinsbank)                                                     3,100,000  (a)           3,100,000

   Assessment District Number 93-14
      3.75% (LOC; Bank of America)                                                            5,500,000  (a)           5,500,000

Irvine Ranch Water District, VRDN:

  Consolidated Improvement District

      4.10% (LOC; Toronto-Dominion Bank)                                                      2,900,000  (a)           2,900,000

   Consolidated Refunding:

      3.70% (LOC; Toronto-Dominion Bank)                                                      3,600,000  (a)           3,600,000

      4.10% (LOC; Bank of America)                                                              600,000  (a)             600,000

   COP (Capital Improvement Project) 3.75%

      (LOC; Toronto-Dominion Bank)                                                            2,000,000  (a)           2,000,000

   District Numbers 140-240-105-250
      3.70% (LOC; Bank of America)                                                            1,100,000  (a)           1,100,000

Lassen Municipal Utility District, Revenue, Refunding, VRDN

  4.75%, Series A (Insured; FSA and SBPA; Credit

   Locale de France)                                                                            600,000  (a)             600,000

Los Angeles, MFHR, VRDN

   3.85% (LOC; Federal Home Loan Banks)                                                       2,500,000  (a)           2,500,000

Los Angeles County Housing Authority, MFHR, Refunding

   VRDN (Malibu Meadows Project) 3.95% (LOC; FNMA)                                            4,500,000  (a)           4,500,000

Los Angeles County Transportation Commission, Sales Tax

  Revenue:

      6.75%, 7/1/2001                                                                           750,000  (b)             775,493

      6.90%, 7/1/2001                                                                         2,500,000  (b)           2,582,414

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles Department of Water and Power, Electric Plant

  Revenue, CP 3.70%, 1/17/2001 (LOC: Bank of
  America, Bayerische Landesbank, Credit Locale de

  France, Morgan Guaranty Trust Co. and Westdeutsche

   Landesbank)                                                                                5,000,000                5,000,000

Los Angeles Municipal Improvement Corporation, Sanitation

  Equipment Charge Revenue 5%, Series A, 2/1/2001

   (Insured; FSA)                                                                             1,175,000                1,175,964

Metropolitan Water District, Southern California Water Works

  Revenue, VRDN:

      4%, Series B                                                                            4,000,000  (a)           4,000,000

      5.05%, Series A-6 (LOC; Bayerische Vereinsbank)                                         2,500,000  (a)           2,500,000

Mount Diablo Union School District, TRAN 4.50%, 1/19/2001                                     3,500,000                3,500,961

Oakland, COP, VRDN (Capital Equipment Project)

   4% (LOC; National Westminster Bank)                                                        5,700,000  (a)           5,700,000

Orange County, Apartment Development Revenue, Refunding

  VRDN:

      (Aliso Creek Project) 3.85% (LOC; FHLM)                                                 3,995,000  (a)           3,995,000

      (Capistrano Pointe) 4.05%, Series A (LOC; FHLM)                                         5,000,000  (a)           5,000,000

Oxnard School District, TRAN 5%, 7/25/2001                                                    4,700,000                4,721,282

Rancho Water District Financing Authority, LR, VRDN

   3.90%, Series A (Insured; FGIC and Liquidity Facility; FGIC)                               3,000,000  (a)           3,000,000

Riverside County Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VRDN (Mountain View

  Apartments) 3.95%, Series A (LOC; Federal Home

   Loan Banks)                                                                                3,675,000  (a)           3,675,000

Sacramento City Union School District, Revenues, TRAN

   4.40%, 11/28/2001                                                                          3,250,000                3,264,156

Sacramento County, MFHR, VRDN 3.85% (LOC; FHLM)                                               1,800,000  (a)           1,800,000

Sacramento Municipal Utility District, Electric Revenue, CP

  3.70%, 1/16/2001 (LOC; Bayerische Landesbank, Morgan

   Guaranty Trust Co. and Westdeutsche Landesbank)                                            3,000,000                3,000,000

San Diego, IDR, VRDN (San Diego Gas and Electric)

  4.34% (Insured; AMBAC and Liquidity Facility; Merrill

   Lynch)                                                                                     3,000,000  (a)           3,000,000

San Diego Housing Authority, MFHR, VRDN (La Cima)

   3.85% (LOC; FHLM)                                                                          2,400,000  (a)           2,400,000

San Francisco Airport Improvement Corporation, LR, CP

   4%, 3/9/2001 (LOC; Societe Generale)                                                       3,005,000                3,005,000

San Jose, Airport Revenue, CP 3.75%, 3/15/2001

   (LOC; Morgan Guaranty Trust Co.)                                                           7,900,000                7,900,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Luis Coastal Union School District, TRAN 5%, 8/8/2001                                     3,750,000                3,768,343

Stockton, MFHR, VRDN (Mariners Pointe Association)

   4.05% (LOC; Lasalle National Bank)                                                         2,500,000  (a)           2,500,000

Upland, Apartment Development Revenue, Refunding, VRDN

   (Mountain Springs) 3.95%, Series A (LOC; FNMA)                                             3,000,000  (a)           3,000,000

Watereuse Finance Authority, LR, VRDN 4.25%

   (Insured; FSA and SBPA; Credit Suisse)                                                     1,800,000  (a)           1,800,000

U.S. RELATED--1.8%

Commonwealth  of Puerto Rico Government Development Bank

  Refunding, VRDN 5% (Insured; MBIA and SBPA;

   Credit Suisse)                                                                             3,000,000  (a)           3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $164,255,613)                                                             99.4%              164,255,613

CASH AND RECEIVABLES (NET)                                                                          .6%                  922,033

NET ASSETS                                                                                       100.0%              165,177,646

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SBPA                      Standby Bond Purchase

                             Agreement

SWDR                      Solid Waste Disposal Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 91.3

AAA/AA(c)                        Aaa/Aa(c)                       AAA/AA(c)                                         2.8

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      5.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           164,255,613   164,255,613

Cash                                                                     24,900

Interest receivable                                                     956,264

                                                                    165,236,777
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    55,517

Interest payable--Note 3                                                  3,614

                                                                         59,131
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      165,177,646
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     165,177,949

Accumulated net realized gain (loss) on investments                       (303)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      165,177,646
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      165,177,949

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,459,788

EXPENSES:

Management fee--Note 2                                                 295,766

Interest expense--Note 3                                                10,515

TOTAL EXPENSES                                                         306,281

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            2,153,507

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2000           Year Ended
                                              (Unaudited)        June 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS     2,153,507            3,397,569
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,153,507)          (3,397,569)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 147,843,750          290,132,549

Dividends reinvested                            1,358,267            2,030,609

Cost of shares redeemed                     (103,510,234)        (282,069,015)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           45,691,783           10,094,143

TOTAL INCREASE (DECREASE) IN NET ASSETS       45,691,783           10,094,143
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           119,485,863          109,391,720

END OF PERIOD                                 165,177,646          119,485,863

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         December 31, 2000                                    Year Ended June 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .017          .028          .026          .031           .031          .031

Distributions:

Dividends from investment
   income--net                                        (.017)        (.028)        (.026)        (.031)         (.031)        (.031)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.29(a)       2.85          2.62          3.13           3.11          3.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .45(a)        .45           .45           .45            .42           .44

Ratio of interest expense
   to average net assets                               .02(a)        .01           .01           .01             --            --

Ratio of net investment income
   to average net assets                              3.28(a)       2.80          2.58          3.08           3.09          3.36

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --            --            --           --             .03           .07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     165,178       119,486       109,392       100,262         80,580        36,728

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from
substantially    all    Federal    income    and    excise    taxes.

The fund has an unused capital loss carryover of approximately $300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. If not applied, the carryover expires in fiscal 2008.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Manager,  are  in  fact  paid  directly  by  the  Manager  to the non-interested
Trustees. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $293,800 with a related weighted average annualized interest rate of 7.10%.


NOTES

                        For More Information

                        Dreyfus BASIC California Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  307SA0012

================================================================================


Dreyfus
BASIC New York
Municipal Money
Market Fund

SEMIANNUAL REPORT
December 31, 2000





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                             New York Municipal

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the six-month period from July 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The tax-exempt money markets once again proved their worth during the second half of 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, tax-exempt money market funds generally outperformed many sectors of the U.S. stock market during the period, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2000, the fund provided an annualized yield of 3.63% and, after taking into account the effects of compounding, an annualized effective yield of 3.69%.(1)

We attribute the fund's performance to a relatively stable interest-rate environment through the first five months of the reporting period, followed by a period of declining interest rates in December. To respond to this changing environment, our security selection strategy emphasized a combination of variable-rate and fixed-rate securities. When rates remained stable, we emphasized variable-rate securities to give the fund flexibility to try and capture higher yields as opportunities arose. Conversely, when interest rates declined in December, we increased our allocation of fixed-rate securities in order to try and lock in the highest possible yields.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal, New York state and New York city income taxes consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's average weighted maturity in anticipation of interest-rate and supply-and-demand changes in New York' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the fund's average weighted maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's average weighted maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

The fund was primarily influenced by changing supply-and-demand forces in the short-term tax-exempt marketplace. Most New York municipalities and authorities were in good fiscal shape during the reporting period, thanks in large part to recent budget surpluses. These surpluses have reduced the need for municipalities to borrow money to cover their short-term cash flow requirements
and,    in    turn,    have    reduced    supply.

At the same time, demand for money market instruments increased dramatically when heightened stock market volatility caused some investors to seek the relatively safe haven of money market funds. When this greater demand for money market instruments was combined with decreased supply, municipal money market fund managers were presented with a serious challenge -- to find high quality municipal securities that enabled them to lock in the highest possible yields.

Seasonal changes in the tax-exempt money market arena also created supply-and-demand fluctuations during the reporting period. For example, in the fall many investors used their liquid assets to pay quarterly income tax liabilities at that time. We then responded to these changes by reducing our investments in variable-rate demand notes (" VRDNs" ) and increasing our investments in fixed-rate securities in an attempt to lock in higher rates.


What is the fund's current strategy?

We have continued to position the fund to take advantage of seasonal supply-and-demand influences in the tax-exempt money markets. As demand for these securities has increased, we have attempted to maintain the flexibility we need to respond quickly to changes in the marketplace. Accordingly, as of December 31, 2000, we allocated approximately 60% of the fund to VRDNs. Municipal notes comprised 25% of the fund, with the balance of the fund's assets
invested    in    commercial    paper.

In early January, just days after the close of the reporting period, the Federal Reserve Board reduced short-term interest rates by 0.50 percentage points. While further rate cuts may be forthcoming, we believe that the money markets have already incorporated additional rate cuts into security prices. Accordingly, we plan to remain flexible so that we can make further adjustments to the fund as
they    become    necessary.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2000 (Unaudited)



                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.7%                                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--99.1%

Albany Industrial Development Agency, IDR, VRDN

  (Newkirk Products Inc., Project)

   4.80% (LOC; Fleet Bank)                                                                    1,600,000  (a)           1,600,000

Babylon Industrial Development Agency, RRR, VRDN

  (Equity Babylon Project)

   4.95% (LOC; Union Bank of Switzerland)                                                     1,700,000  (a)           1,700,000

Chemung County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Arnot Ogden Medical Center)

   4.65% (LOC; Chase Manhattan Bank)                                                          2,395,000  (a)           2,395,000

Great Neck North Water Authority, Water System

  Revenue, Refunding, VRDN

   4.80% (Insured; FGIC and SBPA; FGIC)                                                       8,200,000  (a)           8,200,000

Long Island Power Authority, Electric System Revenue

  VRDN:

    4.65%, Series 7 (Insured; MBIA and

         LOC; Credit Suisse)                                                                  7,000,000  (a)           7,000,000

      4.90%, Sub-Series 6 (LOC: ABN-Amro

         Bank and Morgan Guaranty Trust Co.)                                                 10,950,000  (a)          10,950,000

Metropolitan Transportation Authority

  Transport Facility Revenue, CP

   4.25%, 2/8/2001 (LOC; ABN-Amro Bank)                                                       5,000,000                5,000,000

Middle Country Central School District, TAN

   4.60%, 6/29/2001                                                                           2,000,000                2,002,657

Monroe County Airport Authority, Airport Revenue

  VRDN 4.89% (Insured; MBIA and LOC; Merrill

   Lynch and Co.)                                                                             4,900,000  (a)           4,900,000

Nassau County, RAN:

  6%, Series A, 3/20/2001 (LOC; First Union

      National Bank)                                                                          2,600,000                2,608,197

   6%, Series D, 4/12/2001 (LOC: Bayerische

      Landesbank and State Street Bank and Trust Co.)                                         4,000,000                4,016,244

New Rochelle City School District, TAN

   5%, 6/29/2001                                                                              5,000,000                5,016,568

New York City:

   Refunding, GO Notes 5%, Series G, 8/1/2001                                                 2,500,000                2,508,134

   VRDN:

      4.50%, Sub-Series A-6 (LOC; Landesbank Hessen)                                          2,530,000  (a)           2,530,000

      4.65%, Series B (LOC; Bayerische Landesbank)                                            5,505,000  (a)           5,505,000

      4.75%, Sub-Series A-4 (LOC; Chase Manhattan Bank)                                       4,900,000  (a)           4,900,000

      4.85%, Series B-2 (LOC; Chase Manhattan Bank)                                           3,100,000  (a)           3,100,000

      4.85%, Series J (LOC; Commerzbank)                                                     10,000,000  (a)          10,000,000

      4.95%, Sub-Series A-5 (LOC; Kredietbank)                                                1,500,000  (a)           1,500,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Health and Hospital Corporation

  Revenues, VRDN (Health Systems):

      4.45%, Series D (LOC; Bank of Nova Scotia)                                             10,200,000  (a)          10,200,000

      4.45%, Series E (LOC; The Bank of New York)                                             7,340,000  (a)           7,340,000

      4.65%, Series B (LOC; Canadian Imperial Bank

         of Commerce)                                                                         3,400,000  (a)           3,400,000

New York City Housing Development Corporation

  Multi-Family Rental Housing Revenue, VRDN:

      (Monterey) 4.45%, Series A (LOC; FNMA)                                                 11,700,000  (a)          11,700,000

      (West 89th Street Development)

         4.55%, Series A (LOC; FNMA)                                                         14,000,000  (a)          14,000,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN (Casa Project)

   5% (LOC; Chase Manhattan Bank)                                                             3,000,000  (a)           3,000,000

New York City Municipal Assistance Corporation

   Refunding, GO Notes 5%, 7/1/2001                                                           7,000,000                7,021,530

New York City Municipal Water Finance Authority:

  CP:

    4.40%, Series 5-A, 2/22/2001 (LOC: Bayerische

         Landesbank, Landesbank Hessen and

         Westdeutsche Landesbank)                                                            11,000,000               11,000,000

      4.40%, Series 5-B, 2/22/2001 (LOC: Bayerische

         Landesbank, Landesbank Hessen and

         Westdeutsche Landesbank)                                                             6,200,000                6,200,000

   Water and Sewer Systems Revenue, VRDN:

      4.90%, Series C (LOC; Credit Locale de France)                                          1,500,000  (a)           1,500,000

      4.90%, Series G (Insured; FGIC and Liquidity

         Facility; FGIC)                                                                      1,200,000  (a)           1,200,000

New York State 7.10%, 3/1/2001 (Insured; AMBAC)                                               2,800,000                2,812,958

New York State Dormitory Authority, Revenues:

  CP (Mount Sinai School of Medicine)

      4.15%, 2/20/2001 (LOC; Chase Manhattan Bank)                                            6,700,000                6,700,000

   VRDN:

      (Memorial Sloan Kettering):

         4.60% (LOC; Morgan Guaranty Trust Co.)                                               4,100,000  (a)           4,100,000

         4.60%, Series C (LOC; Chase Manhattan Bank)                                          5,000,000  (a)           5,000,000

      (Metropolitan Museum of Art):

         4.60%, Series A                                                                      2,900,000  (a)           2,900,000

         4.60%, Series B                                                                      1,250,000  (a)           1,250,000

      (New York Foundling Charitable Corp.)

         4.65% (LOC; Allied Irish Bank)                                                       4,305,000  (a)           4,305,000

      Refunding (Wagner College)

         4.80% (LOC; Morgan Guaranty Trust Co.)                                               7,000,000  (a)           7,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development

  Authority, PCR:

    (New York State Electric and Gas)

         4.35%, Series D, 12/1/2001 (LOC; Fleet Bank)                                         8,000,000                8,000,000

      VRDN:

         (Niagara Mohawk Power Corp.):

            4.95%, Series B (LOC; Bank One Corp.)                                             1,800,000  (a)           1,800,000

            4.95%, Series C (LOC; Bank One Corp.)                                             1,400,000  (a)           1,400,000

         (New York State Electric and Gas Corp.):

            4.85%, Series D (LOC; Bank One Corp.)                                             2,500,000  (a)           2,500,000

            Refunding 4.85%, Series C (LOC; Morgan

               Guaranty Trust Co.)                                                              600,000  (a)             600,000

New York State Environmental Quality, Revenue

   4.30%, 10/4/2001 (LOC; Westdeutsche Landesbank)                                            7,200,000                7,200,000

New York State Housing Finance Agency, VRDN:

  HR:

      4.60%, Series A (LOC; FNMA)                                                             5,000,000  (a)           5,000,000

      (East 84th Street) 4.55%, Series A

         (LOC; Hypovereins Bank)                                                              5,400,000  (a)           5,400,000

      (750 Sixth Ave) 4.85%, Series A (LOC; Fleet Bank)                                       5,000,000  (a)           5,000,000

   Revenue (Normandie Court I Project)

      4.60% (LOC; Landesbank Hessen)                                                         11,150,000  (a)          11,150,000

   Service Contract Obligation

      4.60%, Series A (LOC; Commerzbank)                                                     10,300,000  (a)          10,300,000

New York State Local Governmental Assistance

  Corporation, Sales Tax Revenue, VRDN:

      4.60%, Series A (LOC: Bayerische Landesbank and
         Westdeutsche Landesbank)                                                            15,900,000  (a)          15,900,000

      4.60%, Series D (LOC; Societe Generale)                                                 9,400,000  (a)           9,400,000

New York State Power Authority, Revenues

   (General Purpose) 6.75%, 1/1/2001                                                          7,795,000  (b)           7,950,900

New York State Thruway Authority, Service Contract

  Revenue, VRDN (Municipal Securities Trust Receipts)

  4.85% (Insured; AMBAC and LOC; Chase

   Manhattan Bank)                                                                            7,200,000  (a)           7,200,000

Rensselaer County Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Polytech Institute Project) 4.70%                                                         4,000,000  (a)           4,000,000

Rochester, BAN 4.75%, 3/7/2001                                                                7,500,000                7,507,045

Rockland County, BAN 4.50%, 3/2/2001                                                          5,600,000                5,603,093



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)

Schenectady Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Union College Project) 4.70%                                                              1,376,000  (a)           1,376,000

Suffolk County, TAN 4.75%, 9/10/2001                                                          7,000,000                7,023,162

Suffolk County Industrial Development Agency

  Continuing Care Retirement Community Revenue

  VRDN (First Mortgage-Jeffersons Ferry)

   4.80% (LOC; Bank of Scotland)                                                             15,000,000  (a)          15,000,000

Yonkers Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Consumers Union Facility)

   4.80% (Insured; AMBAC and LOC; Commerzbank)                                                3,400,000  (a)           3,400,000

U.S. RELATED--.6%

Commonwealth of Puerto Rico Government Development

  Bank, Refunding, VRDN

   4.15% (Insured; MBIA and LOC; Credit Suisse)                                               2,000,000  (a)           2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $340,771,488)                                                             99.7%              340,771,488

CASH AND RECEIVABLES (NET)                                                                          .3%                  878,096

NET ASSETS                                                                                       100.0%              341,649,584

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond

                         Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty

                         Insurance Company

FNMA                 Federal National Mortgage

                         Association

GO                   General Obligation

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors Assurance

                         Insurance Corporation

PCR                  Pollution Control Revenue

RAN                  Revenue Anticipation Notes

RRR                  Resources Recovery Revenue

SBPA                 Standby Bond Purchase Agreement

TAN                  Tax Anticipation Notes

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 91.2

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        6.0

Not Rated (d)                    Not Rated (d)                   Not Rated( d)                                     2.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           340,771,488   340,771,488

Interest receivable                                                   2,706,482

                                                                    343,477,970
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   126,957

Cash overdraft due to Custodian                                       1,698,149

Interest payable--Note 3                                                  3,280

                                                                      1,828,386
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      341,649,584
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     341,649,594

Accumulated net realized gain (loss) on investments                        (10)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      341,649,584
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      341,649,575

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,208,378

EXPENSES:

Management fee--Note 2                                                 793,951

Interest expense--Note 3                                                 8,459

TOTAL EXPENSES                                                         802,410

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                           6,405,968

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2000           Year Ended
                                              (Unaudited)        June 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET

   INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS               6,405,968           10,565,090
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,405,968)         (10,565,090)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                151,479,894          336,217,626

Dividends reinvested                           5,746,245            9,521,953

Cost of shares redeemed                     (173,671,171)        (301,739,802)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (16,445,032)          43,999,777

TOTAL INCREASE (DECREASE) IN NET ASSETS      (16,445,032)          43,999,777
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          358,094,616          314,094,839

END OF PERIOD                                341,649,584          358,094,616

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                 Six Months Ended
                                December 31, 2000                                            Year Ended June 30,
                                                               ---------------------------------------------------------------------
                                       (Unaudited)             2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        1.00             1.00            1.00            1.00            1.00           1.00

Investment Operations:

Investment income--net                         .018             .032            .027            .031            .031           .031

Distributions:

Dividends from
   investment income--net                     (.018)           (.032)          (.027)          (.031)          (.031)         (.031)

Net asset value,
   end of period                              1.00             1.00            1.00            1.00            1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              3.65(a)          3.20            2.69            3.14            3.11           3.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                          .45(a)           .45             .45             .45             .41            .43

Ratio of net
   investment income

   to average net assets                      3.63(a)         3.17             2.65            3.09            3.08           3.43

Decrease reflected in
   above expense ratios

   due to undertakings
   by The Dreyfus Corporation                   --              --              --              --              .04            .09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                             341,650        358,095           314,095        334,488          272,544         156,491

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund's investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a
sales    charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $807 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000, was approximately $237,300 with a related weighted average annualized interest rate of 7.07%.


NOTES


                        For More Information

                        Dreyfus
                        BASIC New York
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  316SA0012


================================================================================






INSERT

Dreyfus Premier
Limited Term
Massachusetts
Municipal Fund

SEMIANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Premier Limited Term
                                                    Massachusetts Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Massachusetts Municipal Fund, covering the six-month period from July 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kristin Lindquist.

Municipal bonds generally provided attractive returns during the second half of 2000. In contrast, many other bond and major stock market indices declined sharply during that period. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. The stock and high yield bond markets have recently provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio while stock prices are relatively low to help achieve your long-term financial goals.

We  encourage  you  to contact your financial advisor for more information about
ways   to   refine   your   investment   strategies   for   the   coming  year.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Kristin Lindquist, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Fund perform during the period?

For the six-month period ended December 31, 2000, the fund produced a total return of 5.64% for Class A shares, 5.29% for Class B shares, 5.38% for Class C shares, and 5.77% for Class R shares.(1) This compares to a total return of 5.60% for the Lipper Massachusetts Intermediate Municipal Debt Fund category average for the same period.(2)

We attribute the fund's strong performance to a declining interest-rate environment during most of the past six months, which resulted in strong returns for many municipal securities. We believe that our emphasis on the highest quality securities, coupled with our slightly longer duration stance relative to
the    peer    group,    positioned    us    well    for   this   environment.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal and Massachusetts personal income taxes consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's average maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' limited-term municipal marketplace. The fund's dollar-weighted average maturity is not expected to exceed 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the
fund's   average   duration   to   make   cash   available   for
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore, lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund was primarily influenced by changing supply-and-demand forces in the short-term tax-exempt marketplace. Most of Massachusetts' municipalities and authorities were in good fiscal shape during the reporting period, thanks in large part to recent budget surpluses. These surpluses have reduced the need of municipalities to borrow money to cover their short-term cash flow requirements, and in turn, have reduced supply.

At the same time, demand for money market instruments increased dramatically when heightened stock market volatility caused some investors to seek the relatively safe haven of shorter term bond funds. When this greater demand for fixed-income securities was combined with reduced securities issuance, municipal bond fund managers were presented with a serious challenge -- to find high quality tax-exempt securities that enabled them to lock in the highest possible yields.

To that end, we attempted to add value to the fund in two ways: by holding securities with the longest possible average duration; and by selecting only those bonds with the highest credit quality. Over the reporting period, bonds with the longest maturities generally performed better than those with shorter maturities, and higher quality bonds performed better than lower quality bonds. As demand for tax-exempt securities continued to rise and supply continued to fall, we believed yields would decline. In response, we increased the fund's average duration so that we could lock in existing yields for as long as possible.

As for credit quality, as of the end of the reporting period over 60% of the fund's investments were triple-A rated securities, with the fund's overall
credit    quality    averaging    in    the    double-A    range.


What is the fund's current strategy?

We have continued to implement our strategy of searching for the most attractive values in Massachusetts' tax-exempt marketplace. As we ended the reporting period, we believed it was best to not make any material changes to the fund. Rather, we plan to maintain our course of selecting high quality bonds with the longest possible maturity dates as allowed under our fund's structure.

In early January, just days after the close of the reporting period, the Federal Reserve Board reduced short-term interest rates by 0.50 percentage points. While further rate cuts may be forthcoming, we believe that the money markets have already incorporated them into security prices. Accordingly, we plan to remain flexible so that we can make further adjustments to the fund as they become necessary.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


December 31, 2000 (Unaudited)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--92.3%

Amherst 6%, 1/15/2003                                                                           200,000                  207,228

Andover 6%, 12/1/2005                                                                           700,000                  758,548

Attleboro 6%, 10/1/2003                                                                       1,085,000                1,139,413

Boston 5.75%, 2/1/2010                                                                        2,000,000                2,199,600

Boston Water and Sewer Commission, Revenue
   9.25%, 1/1/2011                                                                              100,000                  136,075

Burlington:

   5.25%, 2/1/2012                                                                              200,000                  212,346

   5.25%, 2/1/2013                                                                              250,000                  264,573

Chicopee 4.50%, 7/15/2001 (Insured; MBIA)                                                       500,000                  501,605

Easton, Municipal Purpose Loan 6%, 9/15/2006                                                    105,000                  109,993

Everett 6.125%, 12/15/2014 (Insured; MBIA)                                                    1,000,000                1,117,200

Fall River 7.20%, 6/1/2010

   (Insured; MBIA, Prerefunded 6/1/2001)                                                        500,000  (a)             516,570

Framingham 5.75%, 3/1/2005                                                                    1,145,000                1,216,482

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  469,581

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  806,122

Holden, Municipal Purpose Loan 6%, 3/1/2014 (Insured; FGIC)                                   1,000,000                1,108,340

Lynn 5.25%, 2/15/2008                                                                         1,500,000                1,593,705

Martha's Vineyard, Land Bank Revenue 5.50%, 5/1/2011                                          1,030,000                1,111,432

Mashpee:

   5.625%, 11/15/2015 (Insured; FGIC)                                                           500,000                  536,265

   Municipal Purpose Loan

      6.25%, 2/1/2006 (Insured; MBIA)                                                         1,000,000                1,093,250

Massachusetts Commonwealth:

   6.50%, 8/1/2008                                                                              600,000                  682,800

   Consolidated Loan:

      5.50%, 7/1/2008                                                                         2,500,000                2,642,850

      6.75%, 11/1/2011 (Insured; FGIC, Prerefunded 11/1/2004)                                 1,375,000  (a)           1,516,680

      6%, 8/1/2012 (Insured; FGIC, Prerefunded 8/1/2004)                                      2,500,000  (a)           2,703,200

      5.625%, 8/1/2015 (Insured; MBIA, Prerefunded 8/1/2005)                                  1,000,000  (a)           1,071,250

      5.25%, 8/1/2017                                                                           500,000                  523,465

   Federal Highway 5.75%, 6/15/2010                                                           2,000,000                2,206,260

Massachusetts Bay Transportation Authority:

  Assessment Revenue:

      5.75%, 7/1/2011                                                                         2,000,000                2,203,820

      5.25%, 7/1/2030                                                                         3,000,000                3,003,330

   General Transportation System:

      5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                     20,000  (a)              21,104

      5.90%, 3/1/2004                                                                           530,000                  557,040

      5.50%, 3/1/2009                                                                         2,000,000                2,157,340


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority (continued):

  General Transportation System (continued):

      5.50%, 3/1/2014 (Insured; FGIC)                                                         1,000,000                1,081,410

      5.25%, 3/1/2015 (Insured; FGIC)                                                         1,000,000                1,052,660

Massachusetts Development Finance Agency,

  Higher Education Revenue (Smith College)

      5.75%, 7/1/2029                                                                         1,000,000                1,056,110

   Revenue (Massachusetts College of Pharmacy):

      6%, 7/1/2008                                                                              310,000                  318,947

      6.30%, 7/1/2010                                                                           350,000                  366,212

      6.40%, 7/1/2011                                                                           370,000                  388,200

      6.50%, 7/1/2012                                                                           395,000                  415,267

   RRR (Waste Management, Inc.)

      6.90%, 12/1/2029                                                                        1,000,000                1,056,120

Massachusetts Education Loan Authority, Education

   Loan Revenue 6.20%, 7/1/2013 (Insured; AMBAC)                                                790,000                  842,811

Massachusetts Health and Educational Facilities Authority,

  Revenue:

    (Brigham & Womens Hospital)

         6.75%, 7/1/2024

         (Insured; MBIA, Prerefunded 7/1/2001)                                                2,000,000  (a)           2,067,220

      (Dana-Farber Cancer Institute)

         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  414,300

      (Harvard University):

         6.20%, 12/1/2001                                                                     1,000,000                1,021,820

         5.50%, 1/15/2004                                                                     1,000,000                1,040,920

         6.50%, 11/1/2004                                                                       700,000                  758,940

      (Institute of Technology) 5.20%, 1/1/2028                                               1,000,000                1,023,460

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  454,950

         6.875%, 10/1/2015                                                                    1,000,000                1,002,630

      (Northeastern University)

         5.50%, 10/1/2009 (Insured; MBIA)                                                       420,000                  454,986

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,031,430

         5.25%, 7/1/2013                                                                      1,595,000                1,603,310

         5.125%, 7/1/2019                                                                     1,000,000                  925,620

      (South Shore Hospital)

         4.75%, 7/1/2004                                                                        700,000                  690,130

      (Tufts University) 5.95%, 8/15/2018 (Insured; FGIC)                                     2,000,000                2,061,720

      (Williams College) 5.70%, 7/1/2008                                                        520,000                  546,530

      (Winchester Hospital) 6.75%, 7/1/2030                                                   1,500,000                1,513,125

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)                                                               1,150,000                1,173,368

   5.75%, 12/1/2029 (Insured; MBIA)                                                             180,000                  182,124

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)

      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,549,590

   Museum Revenue, (Museum of Fine Arts of Boston)

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,059,350

   Revenue:

      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA)                                         555,000                  603,574

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             274,284

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             290,430

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             306,614

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             322,833

      (Concord Academy):

         5.45%, 9/1/2017                                                                        500,000                  504,255

         5.50%, 9/1/2027                                                                      1,250,000                1,227,250

      (College of The Holy Cross)
         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,222,230

      (St. John's School, Inc.) 5.70%, 6/1/2018                                               1,000,000                1,002,330

      (The Tabor Academy) 5.40%, 12/1/2028                                                      500,000                  477,795

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  800,280

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,711,850

         5.50%, 2/15/2011 (Insured; MBIA)                                                       500,000                  542,615

      (Wentworth Institute of Technology) 5.55%, 10/1/2013                                      500,000                  506,530

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  899,054

Massachusetts Municipal Wheelhouse Electric Company,

  Power Supply System Revenue:

      6.625%, 7/1/2003 (Insured; MBIA)                                                        1,000,000                1,055,320

      6.75%, 7/1/2005                                                                         1,775,000                1,859,330

      6%, 7/1/2011                                                                            2,240,000                2,310,112

Massachusetts Port Authoriy, Revenue

   5.75%, 7/1/2010                                                                            2,000,000                2,205,440

   5.75%, 7/1/2011                                                                            2,500,000                2,773,700

   6%, 7/1/2013                                                                               2,500,000                2,771,300

Massachusetts Turnpike Authority,

  Metropolitan Highway System Revenue

      5.55%, 1/1/2017                                                                         1,000,000                1,020,010


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Pollution Abatement Trust

  Water Pollution Abatement Revenue:
    (Pool Loan Program):

         6.125%, 2/1/2007 (Insured; FSA)                                                      1,000,000                1,100,740

         5.625%, 8/1/2013                                                                     1,000,000                1,082,060

      (New Bedford Loan Program):

         6%, 2/1/2004                                                                           745,000                  786,422

         6%, 2/1/2004                                                                           255,000                  268,928

         5.25%, 2/1/2012                                                                        500,000                  530,865

      (SESD Loan Program) 6.375%, 2/1/2015                                                    2,500,000                2,676,100

Massachusetts Water Resource Authority:

   5.875%, 11/1/2004                                                                          2,345,000                2,459,882

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  538,650

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,053,330

   5.50%, Series B, 8/1/2011 (Insured; FSA)                                                   1,100,000                1,197,119

   5.50%, Series D, 8/1/2011 (Insured; FSA)                                                   1,000,000                1,088,290

   6%, 8/1/2014 (Insured; MBIA)                                                               1,000,000                1,135,360

   6%, 8/1/2020 (Prerefunded 7/1/2003)                                                        3,000,000  (a)           3,230,850

Mendon Upton Regional School District

   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  659,334

North Attleborough 5.50%, 3/1/2006 (Insured; AMBAC)                                           1,000,000                1,061,960

Northampton, School Project Loan

   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  803,730

Quabbin Regional School District

   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  866,744

Route 3 North Transportation Improvement Association, LR

   5.375%, 6/15/2033 (Insured; AMBAC)                                                         1,000,000                1,011,810

Sandwich 5.75%, 8/15/2013 (Insured; MBIA)                                                     1,050,000                1,151,945

Somerville 6%, 2/15/2007 (Insured; FSA)                                                         775,000                  848,540

Southeastern University Building Authority, Project Revenue

   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  537,475

Springfield (School Project Loan)

   6.10%, 9/1/2002 (Insured; AMBAC)                                                             600,000                  619,920

University of Massachusetts Building Authority, Project Revenue

   5.50%, 11/1/2014 (Insured; AMBAC)                                                          1,000,000                1,059,550

Uxbridge, Municipal Purpose Loan:

   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  543,290

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  583,973

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                       735,000                  843,295

Worchester, Municipal Purpose Loan:

   6.25%, 7/1/2010 (Insured; MBIA)                                                              755,000                  866,023

   5.25%, 11/1/2010 (Insured; MBIA)                                                           1,000,000                1,066,660

U.S. RELATED--4.3%

Puerto Rico Commonwealth
   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,225,004

Puerto Rico Commonwealth Highway and

  Transportation Authority, Highway Revenue

   6.25%, 7/1/2009 (Insured; MBIA)                                                            1,000,000                1,152,690

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                  1,122,180

Puerto Rico Public Buildings Authority, Revenue

   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                  1,113,880

University of Puerto Rico, University Revenue

   6.25%, 6/1/2005                                                                              750,000                  818,858

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $117,510,581)                                                                                               121,333,320
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.4%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Commonwealth,VRDN (Central Artery)

   5.10%                                                                                        900,000  (b)             900,000

   5%                                                                                           100,000  (b)             100,000

Massachusetts Health and Educational Facilities Authority

  Revenue, VRDN:

      (Amherst College) 4.85%                                                                   100,000  (b)             100,000

      (Capital Asset Program)

         4.95% (Insured; MBIA, LOC; State Street Bank & Trust Co.)                            1,900,000  (b)           1,900,000

      (Partners Healthcare Systems)

         4.85% (Insured; FSA)                                                                   200,000  (b)             200,000

      (University of Massachusetts)

         4.95% (LOC; Dexia Credit Local De France)                                            1,000,000  (b)           1,000,000

Massachusetts Industrial Finance Agency, Revenue, VRDN

   (Showa Womans Institute, Inc.) 5.20% (LOC; Bank of New York,
   Fuji Bank & Trust Co. Bank of New York)                                                      100,000  (b)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,300,000)                                                                                                   4,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $121,810,581)                                                            100.0%              125,633,320

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .0%                  (6,147)

NET ASSETS                                                                                       100.0%              125,627,173


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.2

AA                               Aa                              AA                                               22.1

A                                (a)                             A                                                 1.6

BBB                              Baa                             BBB                                              10.7

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           3.4

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
     CHANGE.

(C)  AT DECEMBER 31, 2000, 28.2% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           121,810,581   125,633,320

Interest receivable                                                   2,400,848

                                                                    128,034,168
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    55,521

Cash overdraft due to Custodian                                         275,541

Payable for investment securities purchased                           2,075,933

                                                                      2,406,995
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,627,173
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,552,012

Accumulated net realized gain (loss) on investments                    (747,578)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                             3,822,739
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,627,173

NET ASSET VALUE PER SHARE

                                                       Class A           Class B       Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      12,768,673           488,931       131,336            112,238,233

Shares Outstanding                                   1,038,700            39,703        10,647              9,129,237
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.29             12.31         12.34                  12.29

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,014,966

EXPENSES:

Management fee--Note 2(a)                                              296,889

Distribution and service fees--Note 2(b)                                17,902

Loan commitment fees--Note 4                                               365

TOTAL EXPENSES                                                         315,156

INVESTMENT INCOME--NET                                               2,699,810
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                (30,753)

Net realized gain (loss) on financial futures                         (119,756)

NET REALIZED GAIN (LOSS)                                              (150,509)

Net unrealized appreciation (depreciation) on investments            4,103,612

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,953,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,652,913

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2000          Year Ended
                                              (Unaudited)       June 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,699,810           4,552,735

Net realized gain (loss) on investments          (150,509)           (523,593)

Net unrealized appreciation (depreciation)
   on investments                               4,103,612            (467,434)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                              6,652,913           3,561,708
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (273,061)            (585,969)

Class B shares                                    (9,146)             (32,776)

Class C shares                                    (1,781)              (8,154)

Class R shares                                (2,415,822)          (3,925,836)

TOTAL DIVIDENDS                               (2,699,810)          (4,552,735)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                    149,435           1,171,419

Class B shares                                    270,461             153,018

Class C shares                                     88,229                  --

Class R shares                                 20,327,822          50,538,530

Dividends reinvested:

Class A shares                                    148,805             324,529

Class B shares                                      4,844               9,187

Class C shares                                      1,777               5,709

Class R shares                                    829,973           1,596,577

Cost of shares redeemed:

Class A shares                                   (530,048)         (3,756,395)

Class B shares                                   (543,211)           (310,229)

Class C shares                                    (12,000)           (282,000)

Class R shares                                 (9,263,113)        (25,437,733)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            11,472,974          24,012,612

TOTAL INCREASE (DECREASE) IN NET ASSETS        15,426,077          23,021,585
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           110,201,096         87,179,511

END OF PERIOD                                 125,627,173        110,201,096

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                        December 31, 2000          Year Ended
                                              (Unaudited)       June 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        12,359             98,338

Shares issued for dividends reinvested             12,317             27,389

Shares redeemed                                   (44,101)          (317,853)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (19,425)          (192,126)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        22,211             12,690

Shares issued for dividends reinvested                400                775

Shares redeemed                                   (44,818)           (26,241)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (22,207)           (12,776)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         7,320                 -

Shares issued for dividends reinvested                146                480

Shares redeemed                                      (993)           (23,783)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,473            (23,303)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,686,379          4,271,237

Shares issued for dividends reinvested             68,702            135,016

Shares redeemed                                  (768,726)        (2,154,464)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     986,355          2,251,789

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         December 31, 2000                             Year Ended June 30,
                                                                    -------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.89         12.03        12.34        12.15        11.97        11.91

Investment Operations:

Investment income--net                                 .26           .51          .51          .53          .54          .54

Net realized and unrealized
   gain (loss) on investments                          .40          (.14)        (.30)         .24          .20          .08

Total from Investment Operations                       .66           .37          .21          .77          .74          .62

Distributions:

Dividends from investment
   income-net                                         (.26)         (.51)        (.51)        (.53)        (.54)        (.54)

Dividends from net realized
   gain on investments                                  --            --         (.01)        (.05)        (.02)        (.02)

Total Distributions                                   (.26)         (.51)        (.52)        (.58)        (.56)        (.56)

Net asset value, end of period                       12.29         11.89        12.03        12.34        12.15        11.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 11.19(b)       3.21         1.60         6.41         6.36         5.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .75(b)        .75          .75          .75          .75          .75

Ratio of net investment income
   to average net assets                              4.33(b)       4.32         4.10         4.30         4.47         4.44

Portfolio Turnover Rate                               4.69(c)      31.89        16.35         6.63        22.57        39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      12,769        12,581       15,045       16,355       16,093       15,689

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                         December 31, 2000                             Year Ended June 30,
                                                                    -------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.92         12.06        12.37        12.18        11.99        11.91

Investment Operations:

Investment income--net                                 .23           .45          .44          .47          .48          .48

Net realized and unrealized
   gain (loss) on investments                          .39          (.14)        (.30)         .24          .21          .10

Total from Investment Operations                       .62           .31          .14          .71          .69          .58

Distributions:

Dividends from investment
   income-net                                         (.23)         (.45)        (.44)        (.47)        (.48)        (.48)

Dividends from net realized
   gain on investments                                  --            --         (.01)        (.05)        (.02)        (.02)

Total Distributions                                   (.23)        (.45)         (.45)        (.52)        (.50)        (.50)

Net asset value, end of period                       12.31        11.92         12.06        12.37        12.18        11.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.49(b)      2.70          1.09         5.87         5.90         4.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.26(b)      1.25          1.25         1.25         1.25          1.25

Ratio of net investment income
   to average net assets                              3.86(b)      3.80          3.56         3.78         3.96          3.67

Portfolio Turnover Rate                               4.69(c)     31.89         16.35         6.63        22.57         39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         489          738           901          637          464           452

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                         December 31, 2000                             Year Ended June 30,
                                                                   -------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.93         12.08        12.38         12.15        11.97       11.91

Investment Operations:

Investment income--net                                 .24           .46          .44           .46          .49         .48

Net realized and unrealized
   gain (loss) on investments                          .41          (.15)        (.29)          .28          .20         .08

Total from Investment Operations                       .65           .31          .15           .74          .69         .56

Distributions:

Dividends from investment
   income-net                                         (.24)         (.46)        (.44)         (.46)        (.49)       (.48)

Dividends from net realized
   gain on investments                                  --            --         (.01)         (.05)        (.02)       (.02)

Total Distributions                                   (.24)         (.46)        (.45)         (.51)        (.51)       (.50)

Net asset value, end of period                       12.34         11.93        12.08         12.38        12.15       11.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.67(b)       2.63         1.18          6.19         5.87        4.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.24(b)       1.25         1.25          1.23         1.25        1.25

Ratio of net investment income
   to average net assets                              3.83(b)       3.80         3.58          3.64         4.05        3.93

Portfolio Turnover Rate                               4.69(c)      31.89        16.35          6.63        22.57       39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         131            50          332           282            7          16

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                         December 31, 2000                             Year Ended June 30,
                                                                   -------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.89         12.04        12.34        12.16        11.97        11.91

Investment Operations:

Investment income--net                                 .28           .54          .54          .56          .57          .57

Net realized and unrealized
   gain (loss) on investments                          .40          (.15)        (.29)         .23          .21          .08

Total from Investment Operations                       .68           .39          .25          .79          .78          .65

Distributions:

Dividends from investment
   income-net                                         (.28)         (.54)        (.54)        (.56)        (.57)        (.57)

Dividends from net realized
   gain on investments                                  --            --         (.01)        (.05)        (.02)        (.02)

Total Distributions                                   (.28)         (.54)        (.55)        (.61)        (.59)        (.59)

Net asset value, end of period                       12.29         11.89        12.04        12.34        12.16        11.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     11.45(a)       3.37         1.93         6.58         6.70         5.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .50(a)        .50          .50          .50          .50          .50

Ratio of net investment income
   to average net assets                              4.58(a)       4.58         4.35         4.54         4.73         4.68

Portfolio Turnover Rate                               4.69(b)      31.89        16.35         6.63        22.57        39.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     112,238        96,832       70,901       50,959       33,188       25,981

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to maximize current income exempt from Federal income  taxes  and  state  personal  income  taxes  for resident shareholders of
Massachusetts consistent with the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost  basis.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) FINANCIAL FUTURES: The fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2000, there were no financial futures contracts outstanding.

(D) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(E) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from
substantially    all    Federal    income    and    excise    taxes.

The fund has an unused capital loss carryover of approximately $241,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, $36,000 of the carryover expires in fiscal 2007 and $205,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $390 during the period ended December 31, 2000, from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2000, Class A, Class B and Class C shares were charged $15,778, $1,183 and $233 respectively, pursuant to the Plans. During the period ended December 31, 2000, Class B and Class C shares were charged $592 and $116, respectively, pursuant to the Service Plan.

Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans and Service Plan.

NOTE 3--Securities transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2000, amounted to $16,445,158 and $5,308,307, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $3,822,739, consisting of $4,204,537 gross unrealized appreciation and $381,798 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing markets rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

                        For More Information

                        Dreyfus Premier
                        Limited Term
                        Massachusetts Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  346SA0012

================================================================================


Dreyfus Premier
Limited Term
Municipal Fund

SEMIANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Premier
                                                     Limited Term Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Municipal Fund, covering the six-month period from July 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Municipal bonds generally provided attractive returns during the second half of 2000. In contrast, many other bond and major stock market indices declined sharply during that period. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. The stock and high yield bond markets have recently provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio while stock prices are relatively low to help achieve your long-term financial goals.

We  encourage  you  to contact your financial advisor for more information about
ways   to   refine   your   investment   strategies   for   the   coming  year.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform during the period?

For the six-month period ended December 31, 2000, the fund produced a total return of 5.40% for its Class A shares, 5.13% for Class B shares, 5.15% for Class C shares and 5.53% for Class R shares.(1) This compares to a total return of 5.46% for the Lipper Intermediate Municipal Debt Fund category average for the same period.(2 )

We attribute the fund's strong performance to the interest-rate environment during most of the past six months, which resulted in strong returns for many limited-term municipal securities. We believe that our emphasis on the highest quality securities, coupled with our slightly longer duration stance relative to
the    peer    group,    positioned    us    well    for   this   environment.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income.
We   also   actively  manage  the  portfolio's  average  weighted  maturity  in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund's dollar-weighted average portfolio maturity is
not    expected    to    exceed    10    years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the
fund's   average   duration   to   make   cash   available   for
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund was primarily influenced by changing supply-and-demand forces in the tax-exempt marketplace. Most states and municipalities across the United States were in good fiscal shape during the reporting period, thanks in large part to recent budget surpluses. These surpluses have reduced the need for municipalities to borrow money to cover their short-term cash flow requirements and, in turn, have reduced supply.

At the same time, demand for these types of investments increased dramatically when heightened stock market volatility caused some investors to seek the relatively safe haven of fixed-income funds. When this greater demand for fixed-income securities was combined with reduced securities issuance, municipal bond funds such as this were presented with a serious challenge -- to find high quality tax-exempt securities that enabled them to lock in the highest possible yields.

To that end, we attempted to add value to the fund in two ways: by holding securities with the longest possible average duration, and by selecting only those bonds with the highest credit quality. That's because, over the past six months, bonds with the longest maturities generally performed better than those with shorter maturities, and higher quality bonds generally performed better than lower quality bonds. As demand for tax-exempt securities continued to rise and supply continued to fall, we believed yields would decline. In response, we increased the fund's average duration so that we could lock in existing yields
for    as    long    as    possible.

As for credit quality, as of the end of the reporting period over 60% of the fund's investments were triple-A rated securities, with the fund's overall
credit    quality    averaging    in    the    double-A    range.


What is the fund's current strategy?

We have continued to implement our strategy of searching for the most attractive values in the tax-exempt marketplace. As we ended the reporting period, we believed it was best to not make any material changes to the fund. Rather, we plan to maintain our course of selecting high quality bonds with the longest
possible   maturity   dates   as   allowed   under   our   fund'  s  structure.

In early January, just days after the close of the reporting period, the Federal Reserve Board reduced short-term interest rates by 0.50 percentage points. While further rate cuts may be forthcoming, we believe that current security prices may already reflect them. Accordingly, we plan to remain flexible so that we can
make   further   adjustments   to   the   fund   as   they   become  necessary.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2000 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.0%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.2%

Anchorage Port and Terminal Facilities, Revenue

   6%, 2/1/2003 (Insured; MBIA)                                                               1,110,000                  1,150,681

ARIZONA--3.3%

Maricopa County Unified School District Number 69

  (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                    631,983

Phoenix:

   6.25%, 7/1/2016                                                                            1,250,000                  1,460,887

   5%, 7/1/2019                                                                               1,150,000                  1,150,816

ARKANSAS--.5%

North Little Rock, Electric Revenue 6%, 7/1/2001

   (Insured; MBIA)                                                                              500,000                    505,065

CALIFORNIA--16.5%

State of California:

   6.80%, 10/1/2005                                                                             700,000                    784,413

   6.60%, 2/1/2009                                                                              510,000                    593,834

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                    694,948

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009                                                                               20,000                     20,228

California Statewide Communities Development Authority,

  Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000                  1,023,970

      (Housing-Equity Residential) 5.20% 12/1/2029                                            1,000,000                  1,011,580

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   Zero Coupon 1/15/2026 (Insured; MBIA)                                                      1,000,000                    644,400

Franklin-McKinley School District 5.20%, 7/1/2004

   (Insured; MBIA)                                                                              375,000                    389,797

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000                    886,905

Metropolitan Water District of Southern California,

  Waterworks Revenue

   6.375%, 7/1/2002                                                                             835,000                    861,987

Modesto, Wastewater Treatment Facilities Revenue

   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                    568,025

Sacramento Municipal Utilities District, Electrical Revenue:

   6.30%, 9/1/2001 (Insured; MBIA)                                                              500,000                    508,730

   5.30%, 7/1/2012                                                                            1,700,000                  1,795,897


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Diego County Regional Transportation Commission,

  Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 250,000                    265,770

San Francisco City and County, COP

  (San Bruno Jail Number 3)

   5.25%, 10/1/2033 (Insured; AMBAC)                                                          1,000,000                  1,010,190

San Francisco City and County Airport Commission,

  International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                    531,640

San Francisco City and County Public Utilities Commission,

  Water Revenue:

      6%, 11/1/2003                                                                             750,000                    791,685

      6.375%, 11/1/2006                                                                         500,000                    530,670

San Jose Redevelopment Agency, Tax Allocation

  (Merged Area Redevelopment Project)

   6%, 8/1/2009 (Insured; MBIA)                                                                 625,000                    707,075

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                    590,805

Santa Rosa, Wastewater Revenue

  6.20%, 9/1/2003 (Prerefunded 9/1/2002)

   (Insured; FGIC)                                                                              350,000  (a)               368,599

Simi Valley Unified School District

   6.25%, 8/1/2004 (Insured; FGIC)                                                              700,000                    753,718

Southern California Public Power Authority,

  Power Project Revenue

   (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002                                     420,000                    435,771

Westside Unified School District 6%, 8/1/2014

   (Insured; AMBAC)                                                                             385,000                    438,996

COLORADO--2.3%

Colorado Housing Finance Authority:

   6.75%, 4/1/2015                                                                              500,000                    562,965

   6.70%, 10/1/2016                                                                             500,000                    561,640

   7.15%, 10/1/2030                                                                           1,000,000                  1,171,820

CONNECTICUT--.6%

Stamford 6.60%, 1/15/2007                                                                       500,000                    565,310

FLORIDA--1.1%

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000                  1,081,370

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--5.5%

Atlanta, Airport Revenue 5.50%, 1/1/2026 (Insured; FGIC)                                      1,000,000                  1,028,700

Georgia:

   6%, 3/1/2004                                                                                 465,000                    490,547

   5.75%, 7/1/2004                                                                              760,000                    800,683

   5.40%, 11/1/2010                                                                           1,000,000                  1,081,180

Georgia Municipal Electric Authority, Power Revenue

   6%, 1/1/2006                                                                                 900,000                    963,441

Henry County and Henry County Water and

  Sewerage Authority, Revenue

   5.625%, 2/1/2030 (Insured; FGIC)                                                           1,000,000                  1,042,700

ILLINOIS--3.9%

Chicago Metropolitan Water Reclamation District

  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000                    1,244,720

Dupage County, Community High School District Number 099

  (Downers Grove)

   5.50%, 12/1/2014 (Insured; FSA)                                                            1,000,000                    1,047,690

Illinois 5.60%, 6/1/2004                                                                        750,000                      778,305

Regional Transportation Authority

   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                      499,188

Sangamon County School District Number 186 (Springfield)

   7.70%, 6/1/2001 (Insured; MBIA)                                                              300,000                      304,560

INDIANA--.5%

Indianapolis Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 7.10%, 1/15/2017                                             500,000                      524,040

IOWA--1.1%

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000                    1,038,800

KENTUCKY--1.1%

Kentucky Turnpike Authority,

  Economic Development Road Revenue

   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)                                 1,000,000                    1,124,600

LOUISANA--.5%

Louisana Public Facilities Authority, HR

   (Touro Infirmary Project) 5.625%,8/15/2029                                                   500,000                      460,100

MASSACHUSETTS--6.3%

Massachusetts:

   5.75%, 9/1/2013                                                                              500,000                      543,140

   Special Obligation Revenue 7%, 6/1/2002                                                    1,000,000                    1,039,650


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority,

  Revenue Assessment

   5.25%, 7/1/2030                                                                            1,000,000                  1,001,110

Massachusetts Water Resource Authority 6.50%, 7/15/2009                                       1,000,000                  1,151,660

Weston:

   5.625%, 3/1/2017                                                                             650,000                    695,818

   5.625%, 3/1/2018                                                                             665,000                    709,322

Worcester (Municipal Purpose Loan)

   5.75%, 10/1/2014 (Insured; MBIA)                                                           1,000,000                  1,062,220

MICHIGAN--2.3%

Fowlerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                    613,630

Michigan Building Authority, Revenue

   6.40%, 10/1/2004 (Insured; FSA)                                                            1,000,000                  1,035,610

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                    580,461

MISSISSIPPI--.3%

Mississippi Higher Education Assisstance Corporation,

  Student Loan Revenue

   6.05%, 9/1/2007                                                                              330,000                    338,851

NEW JERSEY--5.5%

New Jersey:

   5.50%, 2/15/2004                                                                           1,000,000                  1,040,650

   6%, 2/15/2011                                                                              1,000,000                  1,130,000

New Jersey Economic Development Authority,

  Revenue (Transportation Project)

   5.875%, 5/1/2014 (Insured; FSA)                                                            1,000,000                  1,084,890

New Jersey Transportation Corp.:

  COP (Federal Transit Administration Grants)

      5.50%, 9/15/2009 (Insured; AMBAC)                                                       1,000,000                  1,082,200

   Capital Grant Anticipation Notes

      5.50%, 9/1/2003 (Insured; FSA)                                                          1,000,000                  1,035,160

NEW MEXICO--1.0%

New Mexico State Highway Commission, Tax Revenue

   5.50%, 6/15/2002                                                                           1,000,000                  1,020,310

NEW YORK--20.0%

Amherst, Public Improvement

   6.20%, 4/1/2002 (Insured; FGIC)                                                              150,000                    154,056

Greece Central School District 6%, 6/15/2010                                                    225,000                    252,704

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Hempstead Town (Various Purpose)

   6.30%, 1/1/2002 (Insured; AMBAC)                                                             150,000                    153,418

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                  1,071,280

   (Grand Central Terminal) 5.70% 7/1/2024 (Insured; FSA)                                       200,000                    206,268

   Transportation Facilities Revenue

      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000                    279,238

Monroe County, Public Improvement

   7%, 6/1/2003 (Insured; FGIC)                                                                 200,000                    213,592

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                    107,723

Nassau County 6.30%, 11/1/2003 (Insured; FGIC)                                                  200,000                    211,692

New York City:

   7%, 8/1/2006                                                                                 300,000                    339,291

   5.75%, 8/1/2007 (Insured; MBIA)                                                            1,000,000                  1,086,270

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        55,000  (a)                59,616

   6.20%, 8/1/2007                                                                              945,000                  1,015,431

   5.75%, 8/1/2012                                                                              545,000                    581,891

   5.75%, 8/1/2013                                                                            1,650,000                  1,782,413

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.75%, 6/15/2026 (Insured; MBIA)                                                        1,255,000                  1,304,635

      5.50%, 6/15/2027 (Insured; MBIA)                                                          250,000                    255,095

New York City Transit Finance Authority,

   Revenue (Future Tax Secured), 6.125%, 11/15/2014                                           1,000,000                  1,117,920

New York State 6.25%, 8/15/2004                                                               1,000,000                  1,071,910

New York State Dormitory Authority, Revenue:

   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                200,000                    221,198

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                    139,647

   (Mental Health Services Facilities) 6%, 8/15/2005                                          1,000,000                  1,072,110

   (Rochester Institute of Technology)

      5.50%, 7/1/2006 (Insured; MBIA)                                                           200,000                    212,814

   (Vassar College) 6%, 7/1/2005                                                                250,000                    268,775

New York State Environmental Facilities Corp., PCR

   (State Water Revolving Fund) 7.50%, 6/15/2012                                                500,000                    512,750

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (a)               357,357

New York State Thruway Authority (Highway and Bridge Trust Fund):

   5.50%, 4/1/2007 (Insured; FGIC)                                                              500,000                    534,405

   5.50%, 4/1/2008 (Insured; FGIC)                                                            1,000,000                  1,075,010

   6%, 4/1/2016 (Insured; FSA)                                                                1,000,000                  1,101,890


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development Corp., Revenue:

   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                    211,370

   (Higher Education Technology Grants)

      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000                    526,055

Orange County:

   5.10%, 11/15/2002                                                                            130,000                    132,757

   5.50%, 11/15/2007                                                                            250,000                    269,770

Port Washington Union Free School District 6%, 8/1/2001                                         125,000                    126,534

Triborough Bridge and Tunnel Authority:

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                    265,048

      5.90%, 1/1/2007                                                                           100,000                    108,692

   Special Obligation 5.25%, 1/1/2013                                                         1,000,000                  1,038,140

Westchester County 6.625%, 11/1/2004                                                            250,000                    273,775

OHIO--2.3%

Akron, Sewer System Revenue

   6%, 12/1/2014 (Insured; AMBAC)                                                               500,000                    549,600

Clermont County, Hospital Facilities Revenue

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                    703,221

Hamilton County, Sales Tax

   5.25%, 12/1/2032 (Insured; AMBAC)                                                          1,000,000                  1,003,410

OREGON--.3%

Tri County Metropolitan Transportation District

  (Light Rail Extension)

   5.60%, 7/1/2003 (Prerefunded 7/1/2002)                                                       250,000  (a)               257,903

PENNSYLVANIA--3.1%

Montgomery County Industrial Development Authority

  (Peco Energy Company Project)

   5.30%, 10/1/2034                                                                           1,000,000                  1,007,350

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue

  (City of Philadelphia Funding Program)

   6.80%, 6/15/2022 (Prerefunded 6/15/2002)                                                   1,000,000  (a)             1,038,660

Somerset County General Authority, Commonwealth LR

  6.70%, 10/15/2003 (Insured; FGIC)

   (Prerefunded 10/15/2001)                                                                   1,000,000  (a)             1,021,380

TENNESSEE--1.4%

Metropolitan Government Nashville and Davidson County,

  Water and Sewer Revenue

   6%, 1/1/2010 (Insured; AMBAC) (Prerefunded 1/1/2002)                                       1,000,000  (a)             1,038,590

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (CONTINUED)

Shelby County Health and Educational Housing Facilities Board

   (Saint Judes Childrens Research) 5%, 7/1/2009                                                300,000                 308,049

TEXAS--6.1%

Austin, Utility System Revenue

   8%, 11/15/2016 (Prerefunded 5/15/2001)                                                       200,000  (a)             202,998

Fort Bend Independant School District

  (Permanent School Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000                  935,900

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                         1,000,000  (b)           1,109,070

Lewisville Independant School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  751,368

      7.50%, 8/15/2007                                                                          600,000                  707,016

Socorro Independant School District

   (Permanent School Fund Guaranteed) 6%, 8/15/2014                                           2,085,000                2,252,092

UTAH--3.2%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  562,210

Salt Lake City, HR (IHC Hospitals Inc.) 6.25%, 2/15/2023                                        500,000                  518,090

Utah 5.50%, 7/1/2003                                                                          2,000,000                2,065,780

VIRGINIA--2.2%

Newport News, Industrial Development Authority, IDR

  (Advanced Shipbuilding Carrier)

   5.50%, 9/1/2010                                                                            1,000,000                1,087,880

Virginia Transportation Board, Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,040,760

WASHINGTON--2.8%

Seattle Municipal Light and Power Revenue                                                     1,000,000                1,080,530

  5.50%, 12/1/2010

Washington Public Power Supply System, Revenue

  (Nuclear Project Number 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  540,640

      7%, 7/1/2008                                                                            1,000,000                1,155,340

WISCONSIN--1.3%

Kenosha, Waterworks Revenue 5%, 12/1/2012 (Insured; FGIC)                                       750,000                  768,548

Wisconsin, Health and Educational Facilities Revenue

  (Aurora Medical Group Inc.)

   5.75%, 11/15/2007 (Insured; FSA)                                                             500,000                  537,935


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--3.8%

Commonwealth of Puerto Rico

   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,108,337

Puerto Rico Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  172,904

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  701,363

Puerto Rico Public Buildings Authority,

  Government Guaranteed Facilities

   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  872,355

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  853,545

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $93,773,266)                                                                                                 98,311,470
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.3%
--------------------------------------------------------------------------------

INDIANA;

Indiana Health Facility Financing Authority, Revenue,

  VRDN (Capital Access Designated Pool)

  5% (LOC; Bank of Montreal)

   cost ($1,300,000)                                                                          1,300,000  (c)           1,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,073,266)                                                             101.3%               99,611,470

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.3%)              (1,247,674)

NET ASSETS                                                                                       100.0%               98,363,796

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.5

AA                               Aa                              AA                                               23.9

A                                A                               A                                                 8.7

BBB                              Baa                             BBB                                               2.6

F1                               MIG1/P1                         SP1/A1                                            1.3

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000 (Unaudited)

                                                              Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  95,073,266  99,611,470

Interest receivable                                                   1,747,024

Receivable for shares of Beneficial Interest subscribed                 102,067

                                                                    101,460,561
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    49,819

Cash overdraft due to Custodian                                         136,048

Payable for shares of Beneficial Interest redeemed                    1,758,639

Payable for investment securities purchased                           1,081,154

Other liabilities                                                        71,105

                                                                      3,096,765
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       98,363,796
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      94,373,654

Accumulated net realized gain (loss) on investments                    (548,062)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                             4,538,204
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       98,363,796

NET ASSET VALUE PER SHARE

                                                       Class A               Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       21,893,440            4,134,534               531,232             71,804,590

Shares Outstanding                                    1,777,773              335,842                43,006              5,832,066
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             12.32                12.31                 12.35                 12.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,536,986

EXPENSES:

Management fee--Note 2(a)                                              246,695

Distribution and service fees--Note 2(b)                                44,912

TOTAL EXPENSES                                                         291,607

INVESTMENT INCOME--NET                                               2,245,379
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                (13,928)

Net realized gain (loss) on financial futures                         (119,756)

NET REALIZED GAIN (LOSS)                                              (133,684)

Net unrealized appreciation (depreciation) on investments            3,150,321

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,016,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,262,016

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2000          Year Ended
                                              (Unaudited)       June 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,245,379           4,306,259

Net realized gain (loss) on investments          (133,684)           (401,169)

Net unrealized appreciation (depreciation)
   on investments                               3,150,321            (279,054)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                              5,262,016           3,626,036
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (489,977)         (1,083,212)

Class B shares                                    (77,606)           (129,806)

Class C shares                                    (10,768)            (45,769)

Class R shares                                 (1,667,028)         (3,047,472)

TOTAL DIVIDENDS                                (2,245,379)         (4,306,259)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,659,116          20,413,976

Class B shares                                    804,976           2,609,009

Class C shares                                    141,246             307,629

Class R shares                                  9,301,974          29,787,357

Dividends reinvested:

Class A shares                                    300,621             726,373

Class B shares                                     38,692              66,416

Class C shares                                      7,821              38,848

Class R shares                                    622,638           1,303,137

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 2000          Year Ended
                                              (Unaudited)       June 30, 2000
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Cost of shares redeemed:

Class A shares                                (3,488,471)         (25,264,246)

Class B shares                                  (700,502)          (1,572,247)

Class C shares                                  (248,097)          (1,256,085)

Class R shares                                (9,305,998)         (26,238,929)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (865,984)             921,238

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,150,653              241,015
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           96,213,143           95,972,128

END OF PERIOD                                 98,363,796           96,213,143

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        December 31, 2000          Year Ended
                                              (Unaudited)       June 30, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       137,361           1,730,049

Shares issued for dividends reinvested             24,806              61,206

Shares redeemed                                  (288,055)         (2,139,755)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (125,888)           (348,500)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        66,507             220,174

Shares issued for dividends reinvested              3,193               5,607

Shares redeemed                                   (58,072)           (132,672)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,628              93,109
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        11,630              25,977

Shares issued for dividends reinvested                643               3,261

Shares redeemed                                   (20,461)           (105,238)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (8,188)            (76,000)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       769,312           2,511,584

Shares issued for dividends reinvested             51,394             109,871

Shares redeemed                                  (768,197)         (2,212,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      52,509             409,309

(A) DURING THE PERIOD ENDED DECEMBER 31, 2000, 22,448 CLASS B SHARES REPRESENTING $271,553 WERE AUTOMATICALLY CONVERTED TO 22,442 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         December 31, 2000                           Year Ended June 30,
                                                                   ----------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.94         12.03        12.32        12.12        11.89        11.82

Investment Operations:

Investment income-net                                  .27           .52          .50          .52          .54          .54

Net realized and unrealized
   gain (loss) on investments                          .38          (.09)        (.28)         .26          .26          .08

Total from investment operations                       .65           .43          .22          .78          .80          .62

Distributions:

Dividends from investment
   income-net                                         (.27)         (.52)        (.50)        (.52)        (.54)        (.55)

Dividends from net realized
   gain on investments                                   -            -          (.01)        (.06)        (.03)           -

Total Distributions                                   (.27)         (.52)        (.51)        (.58)        (.57)        (.55)

Net asset value, end of period                       12.32         11.94        12.03        12.32        12.12        11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  10.71(b)       3.67         1.78         6.52         6.92         5.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .75(b)        .75          .79          .77          .75          .75

Ratio of net investment income
   to average net assets                              4.39(b)       4.36         4.06         4.24         4.52         4.53

Portfolio Turnover Rate                              14.99(c)      45.65        28.19        14.62         30.50       55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      21,893        22,733       27,084       17,423        17,323      18,751

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                         December 31, 2000                           Year Ended June 30,
                                                                   ----------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.94         12.02        12.31        12.12        11.89        11.82

Investment Operations:

Investment income-net                                  .24           .46          .44          .46          .48          .48

Net realized and unrealized
   gain (loss) on investments                          .37          (.08)        (.28)         .25          .26          .07

Total from investment operations                       .61           .38          .16          .71          .74          .55

Distributions:

Dividends from investment
   income-net                                         (.24)         (.46)        (.44)        (.46)        (.48)        (.48)

Dividends from net realized
   gain on investments                                   -            -          (.01)        (.06)        (.03)          -

Total Distributions                                   (.24)         (.46)        (.45)        (.52)        (.51)         (.48)

Net asset value, end of period                       12.31         11.94        12.02        12.31        12.12         11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.18(b)       3.24         1.25         5.89         6.38          4.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(b)       1.25         1.28         1.27         1.25          1.25

Ratio of net investment income
   to average net assets                              3.89(b)       3.87         3.55         3.68         4.01          3.98

Portfolio Turnover Rate                              14.99(c)      45.65        28.19        14.62        30.50         55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,135         3,870        2,779        1,240          551           500

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                         December 31, 2000                           Year Ended June 30,
                                                                   ----------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.98         12.06        12.34        12.14        11.90        11.82

Investment Operations:

Investment income-net                                  .24           .46          .44          .46          .49          .48

Net realized and unrealized
   gain (loss) on investments                          .37          (.08)        (.27)         .26          .27          .08

Total from investment operations                       .61           .38          .17          .72          .76          .56

Distributions:

Dividends from investment
   income-net                                         (.24)         (.46)        (.44)        (.46)        (.49)        (.48)

Dividends from net realized
   gain on investments                                   -            -          (.01)        (.06)        (.03)           -

Total Distributions                                   (.24)         (.46)        (.45)        (.52)        (.52)        (.48)

Net asset value, end of period                       12.35         11.98        12.06        12.34        12.14        11.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 10.22(b)       3.25         1.35         6.02         6.50         4.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(b)       1.26         1.26         1.27         1.27         1.24

Ratio of net investment income
   to average net assets                              3.95(b)       3.86         3.58         3.71         4.17         4.00

Portfolio Turnover Rate                              14.99(c)      45.65        28.19        14.62        30.50        55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         531           613        1,534          209           74          150

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                         December 31, 2000                           Year Ended June 30,
                                                                    ----------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.94         12.02        12.31        12.12        11.89        11.82

Investment Operations:

Investment income-net                                  .28           .55          .53          .55          .57          .57

Net realized and unrealized
   gain (loss) on investments                          .37          (.08)        (.28)         .25          .26          .08

Total from investment operations                       .65           .47          .25          .80          .83          .65

Distributions:

Dividends from investment
   income-net                                         (.28)         (.55)        (.53)        (.55)        (.57)        (.58)

Dividends from net realized
   gain on investments                                   -            -          (.01)        (.06)        (.03)          -

Total Distributions                                   (.28)         (.55)        (.54)        (.61)        (.60)        (.58)

Net asset value, end of period                       12.31         11.94        12.02        12.31        12.12        11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     10.97(a)       4.01         2.02         6.69         7.17         5.51
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to
   average net assets                                  .50(a)        .50          .54          .52          .50          .50

Ratio of net investment income
   to average net assets                              4.64(a)       4.61         4.32         4.47         4.77         4.77

Portfolio Turnover Rate                              14.99(b)      45.65        28.19        14.62        30.50        55.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      71,805        68,997       64,575       43,018       25,741       17,870

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2000, there were no financial futures contracts outstanding.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $91, 000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee
in    an    amount    equal    to    the    fund's    allocable
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

portion  of  fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Trustees.

The Distributor retained $456 during the period ended December 31, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2000, Class A, Class B and Class C shares were charged $27,890, $9,984 and $1,364, respectively, pursuant to the Plans. During the period ended December 31, 2000, Class B and Class C shares were charged
$4,992    and    $682,   respectively,   pursuant   to   the   Service   Plan.

Under its terms, each Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2000, amounted to $18,321,447 and $14,196,237, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $4,538,204, consisting of $4,551,438 gross unrealized appreciation and $13,234 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

                        For More Information

                        Dreyfus Premier Limited Term Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of
Funds 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  347SA0012



Dreyfus BASIC Massachusetts Municipal Money Market Fund

SEMIANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                        Massachusetts Municipal

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the six-month period from July 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The tax-exempt money markets once again proved their worth during the second half of 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, tax-exempt money market funds generally outperformed many sectors of the U.S. stock market during the period, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2000, the fund provided an annualized yield of 3.67%, and after taking into account the effects of compounding, the annualized effective yield was 3.73%.(1)

We attribute the fund's performance to a relatively stable interest-rate environment through the first five months of the reporting period, followed by a period of declining interest rates in December. To respond to this changing environment, our security selection strategy emphasized a combination of variable-rate and fixed-rate securities. When rates remained stable, we emphasized variable-rate securities to give the fund flexibility to capture higher yields as opportunities arose. Conversely, when interest rates declined in December, we increased our allocation to fixed-rate securities to lock in the
highest    possible    yields.

What is the fund's investment approach?

The fund's goal is to seek a high a level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's average weighted maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average weighted maturity uses a more tactical approach. If we expect the supply of securities to increase tem-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

porarily, we may reduce the fund's average weighted maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

The fund was primarily influenced by changing supply-and-demand forces in the short-term tax-exempt marketplace. Most Massachusetts municipalities and authorities are in very good fiscal shape, thanks in large part to recent budget surpluses. These surpluses have reduced municipalities' need to borrow money to
cover    their    short-term    cash    flow    requirements.

At the same time, demand for money market instruments has increased dramatically. Demand intensified further when heightened stock market volatility caused some investors to seek the relatively safe haven of money market funds. When greater demand for money market instruments is combined with reduced borrowing activity, municipal money market fund managers are presented with a serious challenge -- to find high quality municipal securities that will enable
them    to    lock    in    the    highest    possible    yields.

Seasonal changes in the tax-exempt money market arena also created supply-and-demand fluctuations during the reporting period, most notably in the fall. That' s because many investors used their liquid assets to pay quarterly income tax liabilities at that time. We responded to these changes by reducing our investments in variable-rate demand notes ("VRDNs") and increasing our investments in fixed-rate securities in an attempt to lock in higher rates.


What is the fund's current strategy?

We have continued to position the fund to take advantage of seasonal supply-and-demand influences in the tax-exempt money markets. As demand for these securities has increased, we have attempted to maintain the flexibility we need to respond quickly to changes in the marketplace. Accordingly, as of December 31, 2000, we allocated approximately 60% of the fund to VRDNs. Municipal notes comprised 25% of the fund, with the balance of the fund's assets
invested    in    commercial    paper.

In early January, just days after the close of the reporting period, the Federal Reserve Board reduced short-term interest rates by 0.50 percentage points. While further rate cuts may be forthcoming, we believe that the money markets have already incorporated additional rate cuts into security prices. Accordingly, we plan to remain flexible so that we can make further adjustments to the fund as
they    become    necessary.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2000 (Unaudited)


                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.4%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barnstable, GO Notes 6% 2/15/2001                                                             1,265,000                1,267,787

Boston Water and Sewer Commission, Revenue, VRDN

   4.50%, Series A (LOC; State Street Bank and Trust Co.)                                     1,600,000  (a)           1,600,000

Bridgewater and Raynham Regional School District, BAN:

   5%, 7/6/2001                                                                               3,750,000                3,756,488

   4.50%, 12/28/2001                                                                          1,500,000                1,503,546

Chelmsford, GO Notes 5.20%, 2/1/2001                                                            865,000                  865,709

Framingham, GO Notes 5.35%, 3/1/2001                                                          1,000,000                1,001,800

King Philip Regional School District, BAN 4.50%, 12/27/2001                                   1,500,000                1,503,536

Lee, BAN 4.75%, 10/17/2001                                                                    5,850,000                5,867,740

Lowell, GO Notes 5.25%, 2/15/2001 (Insured; FGIC)                                               740,000                  740,880

State of Massachusetts:

   BAN 5%, Series A, 9/6/2001                                                                 2,500,000                2,511,719

   Refunding:

      GO Notes 4.625%, Series A, 2/1/2001                                                       500,000                  500,084

      VRDN:

         4.50%, Series B (LOC; Landesbank Hessen)                                             1,000,000  (a)           1,000,000

         4.70%, Series A (LOC; Commerzbank)                                                   6,100,000  (a)           6,100,000

         4.70%, Series B (LOC; Toronto-Dominion Bank)                                         2,900,000  (a)           2,900,000

   Revenue, VRDN (Central Artery)

      5.10%, Series A (LOC; Landesbank Baden--Wurttemberg)                                      400,000  (a)             400,000

Massachusetts Bay Transportation Authority
   General Transportation Systems

   VRDN 4.60% (SBPA; Westdeutsche Landesbank)                                                 6,000,000  (a)           6,000,000

Massachusetts Development Finance Agency, VRDN:

  Industrial Revenue (Elderhostel Inc.)

      4.75% (LOC; Royal Bank of Scotland)                                                       500,000  (a)             500,000

   Revenue:

      (Meadowbrook School)

         4.75% (LOC; Allied Irish Banks)                                                      3,000,000  (a)           3,000,000

      (Worcester Academy)

         4.75% (LOC; Allied Irish Banks)                                                      3,000,000  (a)           3,000,000

Massachusetts Health and Educational Facilities
   Authority, Revenues, VRDN:

      (Amherst College) 4.30%, Series F                                                         100,000  (a)             100,000

      (Bentley College) 4.55%, Series K
         (LOC; State Street Bank and Trust Co.)                                               1,800,000  (a)           1,800,000

      Capital Asset Program:

         4.50%, Series A (LOC; Bank One Corp.)                                                4,700,000  (a)           4,700,000

         4.90%, Series E (LOC; Bank One Corp.)                                                2,300,000  (a)           2,300,000

         4.95%, Series D (Insured; MBIA and LOC;
            State Street Bank and Trust Co.)                                                  5,100,000  (a)           5,100,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities
  Authority, Revenues, VRDN (continued):

      (Falmouth Assisted For Living)
         4.75%, Series A (LOC; Fleet Bank)                                                    4,200,000  (a)           4,200,000

      (Hallmark Health Systems) 4.90%, Series B
         (Insured; FSA and LOC; Fleet Bank)                                                   2,900,000  (a)           2,900,000

      (Harvard University):

         4.65%, Series I                                                                        500,000  (a)             500,000

         Refunding 4.65%, Series R                                                            5,400,000  (a)           5,400,000

      (Newton-Wellesley Hospital) 4.55%, Series F

         (Insured; MBIA and LOC; Credit Suisse)                                                 200,000  (a)             200,000

      (Partners Healthcare Systems):

         4.70%, Series P-1 (Insured; FSA and LOC;
            Morgan Guaranty Trust Co. and SBPA;
            Bayerishe Landesbank)                                                             4,400,000  (a)           4,400,000

         4.85%, Series P-2 (Insured; FSA and LOC;
            Morgan Guaranty Trust and Co. and SBPA;
            Bayerishe Landesbank)                                                             6,200,000  (a)           6,200,000

      (University of Massachusetts) 4.65%, Series A
         (LOC; Credit Local de France)                                                        3,500,000  (a)           3,500,000

      (Wellesley College) 4.65%, Series E                                                     3,815,000  (a)           3,815,000

      (Williams College) 4.65%, Series E                                                      2,895,000  (a)           2,895,000

Massachusetts Housing Finance Agency, VRDN:

   4.78% (Insured; MBIA and LOC; Hypovereinsbank)                                             2,600,000  (a)           2,600,000

   Housing Revenue 4.83% (Insured; MBIA
      and LOC; Hypovereinsbank)                                                               3,080,000  (a)           3,080,000

   Multi-Family Housing, Refunding:

      (Harbor Point) 4.55%, Series A (Insured; GNMA
         and LOC; Republican National Bank)                                                   3,500,000  (a)           3,500,000

      (Housing Project) 4.55%, Series A (LOC; FNMA)                                           4,300,000  (a)           4,300,000

Massachusetts Industrial Finance Agency

  VRDN:

    Industrial Revenue, Refunding

         (Quamco Inc.) 4.95%, Series A (LOC; Bank of Nova Scotia)                               120,000  (a)             120,000

      PCR (Holyoke Water Power Co. Project)
         4.55% (LOC; Toronto-Dominion Bank)                                                   4,000,000  (a)           4,000,000

      Revenues:

         (Goddard House) 4.75% (LOC; Fleet Bank)                                              1,760,000  (a)           1,760,000

         (Gordon College) 4.75% (LOC; State Street
            Bank and Trust Co.)                                                               3,800,000  (a)           3,800,000

         (Heritage At Dartmouth) 4.85% (LOC; Fleet Bank)                                      1,500,000  (a)           1,500,000

         (Milton Academy) 4.75% (Insured; MBIA
            and LOC; Fleet Bank)                                                                900,000  (a)             900,000

         (Mount IDA College) 4.75% (LOC; Credit Local de France)                              3,500,000  (a)           3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Industrial Finance Agency (continued)

  VRDN (continued):

    Revenues (continued):

         Refunding (Showa Women's Institute)
            5.20% (LOC; The Bank of New York)                                                 3,500,000  (a)           3,500,000

Massachusetts Municipal Wholesale Electric Co.
   Power Supply System

   Industrial Revenue, VRDN 4.70%
   (Insured; MBIA and LOC; Credit Suisse)                                                     7,000,000  (a)           7,000,000

Massachusetts Water Resource Authority:

  CP:

      4.20%, 1/19/2001 (LOC; Morgan Guaranty Trust Co.)                                       2,000,000                2,000,000

      4.40%, 1/19/2001 (LOC; Morgan Guaranty Trust Co.)                                       4,500,000                4,500,000

   Water Revenue, VRDN (Multi-Modal):

      4.50%, Series A (Insured; AMBAC and LOC;
         Bank of Nova Scotia)                                                                 7,400,000  (a)           7,400,000

      4.50%, Series B (LOC; Landesbank Hessen)                                                4,300,000  (a)           4,300,000

      4.55%, Series A (Insured; AMBAC and SPBA:
         Bank of Nova Scotia, Commerzbank and

         Credit Locale de France)                                                             5,200,000  (a)           5,200,000

      Refunding:

         4.70%, Series B (Insured; FGIC and
            Liquidity Facility; FGIC)                                                           200,000  (a)             200,000

         4.70%, Series D (Insured; FGIC and
            Liquidity Facility; FGIC)                                                         1,100,000  (a)           1,100,000

Montachusett Regional Vocational Technical
   School District, GO Notes

   6.25%, 1/15/2001 (Insured; MBIA)                                                             420,000                  420,319

Norwell, BAN 4.50%, 2/23/2001                                                                 2,500,000                2,501,143

Peabody, Municipal Purpose Loan, GO Notes
   7%, Series B, 4/1/2001                                                                       690,000                  694,449

Scituate, BAN 5.25%, 3/8/2001                                                                 1,655,000                1,656,447

Westfield, BAN 4.50%, 2/1/2001                                                                3,500,000                3,500,851

Woods Hole Marthas Vineyard and Nantucket
   GO Notes 6%, 3/1/2001                                                                      1,195,000                1,198,315
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $166,260,813)                                                             99.4%              166,260,813

CASH AND RECEIVABLE (NET)                                                                           .6%                  928,252

NET ASSETS                                                                                       100.0%              167,189,065


Summary of Abbreviations

AMBAC                American Municipal Bond

                          Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty

                          Insurance Company

FNMA                 Federal National

                          Mortgage Association

FSA                  Financial Security Assurance

GNMA                 Government National

                          Mortgage Association

GO                   General Obligation

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors Assurance

                          Insurance Corporation

PCR                  Pollution Control Revenue

SBPA                 Standby Bond Purchase Agreement

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 87.3

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        4.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     8.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           166,260,813   166,260,813

Interest receivable                                                   1,281,114

                                                                    167,541,927
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    61,237

Cash overdraft due to Custodian                                         291,625

                                                                        352,862
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      167,189,065
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     167,190,376

Accumulated net realized gain (loss) on investments                     (1,311)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      167,189,065
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      167,198,101

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,947,933

EXPENSES:

Management fee--Note 2                                                 320,448

Interest expense--Note 3                                                12,688

TOTAL EXPENSES                                                         333,136

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN

   NET ASSETS RESULTING FROM OPERATIONS                              2,614,797

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2000          Year Ended
                                              (Unaudited)       June 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE

   IN NET ASSETS RESULTING FROM OPERATIONS     2,614,797            3,744,406
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,614,797)          (3,744,406)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                147,316,758          221,491,665

Dividends reinvested                             714,484            1,353,000

Cost of shares redeemed                     (103,869,113)        (222,568,673)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           44,162,129              275,992

TOTAL INCREASE (DECREASE) IN NET ASSETS       44,162,129              275,992
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           123,026,936          122,750,944

END OF PERIOD                                 167,189,065          123,026,936

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                  Six Months Ended
                                 December 31, 2000                                              Year Ended June 30,
                                                              ----------------------------------------------------------------------
                                       (Unaudited)             2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        1.00             1.00            1.00            1.00            1.00           1.00

Investment Operations:

Investment income--net                         .019             .032            .027            .031            .031           .033

Distributions:

Dividends from
   investment income--net                     (.019)           (.032)          (.027)          (.031)          (.031)         (.033)

Net asset value,
   end of period                              1.00             1.00            1.00            1.00            1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              3.69(a)          3.21            2.76            3.17            3.12           3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       .45(a)           .45             .45             .47             .37            .35

Ratio of interest expense
   to average net assets                       .02(a)           .01              --             --              --              --

Ratio of net investment

   income to average
   net assets                                 3.67(a)          3.18            2.71            3.15            3.09           3.24

Decrease reflected in
   above expense ratios

   due to undertakings by
   The Dreyfus Corporation                      --               --            --              --               .09            .02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              167,189         123,027         122,751         111,394          90,264          52,317

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to provide a high level of current income exempt from Federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. If not applied, the carryover expires in fiscal 2002.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $354,700 with a related weighted average annualized interest rate of 7.10%.

                                                             The Fund

                        For More Information

                        Dreyfus
                        BASIC Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  715SA0012